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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)
                         January 19, 1999


                      EXCEL INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


                 Indiana             1-8684             35-1551685
        (State of Incorporation)    (Commission      (I.R.S. Employer
                                     File No.)       Identification No.)

         1120 North Main Street                          46514
            Elkhart, Indiana                           (Zip Code)
     (Address of principal offices)


Registrant's telephone number, including area code (219) 264-2131





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Item 5.  Other Events.

     On January 19, 1999, Dura Automotive Systems, Inc. ("Dura") and Excel Industries, Inc. (the "Registrant ") jointly announced the signing of an Agreement and Plan of Merger, pursuant to which the Registrant will be merged with and into a wholly-owned subsidiary of Dura. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i) Agreement and Plan of Merger among Dura Automotive Systems, Inc., Excel Industries, Inc. and Windows Acquisition Corporation dated January 19, 1999 (Exhibit 2); and
(ii) press release dated January 19, 1999 (Exhibit 99).

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:


         Exhibit
         Number     Description
            2 Agreement and Plan of Merger dated January 19, 1999 among Dura Automotive Systems, Inc., Excel
               Industries, Inc. and Windows Acquisition
               Corporation

           99 Press release dated January 19, 1999 announcing the Merger Agreement among Dura Automotive Systems,
               Inc., Excel Industries, Inc. and Windows
               Acquisition Corporation


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EXCEL INDUSTRIES, INC.

Date: January 25, 1999

                                   By:  /s/ Joseph A. Robinson
                                        _________________________
                                        Joseph A. Robinson,
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        Secretary and Treasurer



                           EXHIBIT LIST


    Exhibit
         Number       Description                             Page No.
            2    Agreement and Plan of Merger dated
                 January 19, 1999 among Dura Automotive
                 Systems, Inc., Excel Industries, Inc.
                 and Windows Acquisition Corporation

           99    Press release dated January 19, 1999
                 announcing the Merger Agreement among
                 Dura Automotive Systems, Inc., Excel
                 Industries, Inc. and Windows
                 Acquisition Corporation